EXHIBIT 21
LIST OF SUBSIDIARIES

STATE OF
NAME	ORGANIZATION
1400 Cavalier, LLC	Delaware
1434 Crossways Boulevard I, LLC	Delaware
1434 Crossways Boulevard II, LLC	Delaware
1441 Crossways Boulevard, LLC	Delaware
15395 John Marshall Highway, LLC	Delaware
351 Patrick Street, LLC	Maryland
403 & 405 Glenn Drive Manager, LLC	Virginia
403 & 405 Glenn Drive, LLC	Virginia
4212 Tech Court, LLC	Virginia
ACP East Finance, LLC	Maryland
ACP East, LLC	Maryland
Airpark Place Holdings, LLC	Delaware
Airpark Place, LLC	Delaware
AP Indian Creek, LLC	Delaware
Aquia One, LLC	Delaware
Aquia Two, LLC	Delaware
Bren Mar Holdings, LLC	Delaware
Bren Mar, LLC	Delaware
Columbia Holdings Associates, LLC	Delaware
Crossways Associates, LLC	Delaware
Crossways II, LLC	Delaware
Crossways Land, LLC	Virginia
Enterprise Center I, LLC	Delaware
Enterprise Center Manager, LLC	Delaware
EON Group, Ltd	Bermuda
EON Group, LLC	Bermuda
First Potomac Management, LLC	Delaware
First Potomac Realty Investment Limited Partnership	Delaware
First Potomac Realty Trust	Maryland
First Potomac TRS Holdings, Inc	Virginia
First Rumsey, LLC	Delaware
First Snowden, LLC	Delaware
FP 500 & 600 HP Way, LLC	Virginia
FP 601 Meadowville Rd, LLC	Virginia
FP 1408 Stephanie Way, LLC	Virginia
FP 2550 Ellsmere Avenue, LLC	Virginia
FP 7501 Whitepine Road, LLC	Virginia
FP Airpark AB, LLC	Virginia
FP Ammendale Commerce Center, LLC	Maryland
FP Ashburn, LLC	Virginia
FP Campostella Road, LLC	Delaware
FP Chesterfield ABEF, LLC	Virginia
FP Chesterfield CDGH, LLC	Virginia
FP Cloverleaf Investor, LLC	Delaware
FP Cloverleaf, LLC	Maryland
FP Cronridge Drive, LLC	Maryland

STATE OF
NAME	ORGANIZATION
FP Davis Drive Lot 5, LLC	Virginia
FP Diamond Hill, LLC	Delaware
FP Gateway 270, LLC	New Jersey
FP Gateway Center, LLC	Maryland
FP Gateway West II, LLC	Maryland
FP Girard Business Center, LLC	Maryland
FP Girard Place, LLC	Maryland
FP Goldenrod Lane, LLC	Maryland
FP Greenbrier Circle II, LLC	Virginia
FP Greenbrier Circle III, LLC	Virginia
FP Greenbrier Circle, LLC	Virginia
FP Gude Manager, LLC	Delaware
FP Gude, LLC	Maryland
FP Hanover AB, LLC	Virginia
FP Hanover C, LLC	Virginia
FP Hanover D, LLC	Virginia
FP Indian Creek, LLC	Delaware
FP Navistar Investors, LLC	Maryland
FP Navistar Manager, LLC	Delaware
FP Northridge, LLC	Virginia
FP Park Central I, LLC	Virginia
FP Park Central II, LLC	Virginia
FP Park Central V, LLC	Virginia
FP Patrick Center, LLC	Maryland
FP Pine Glen, LLC	Virginia
FP Properties II, LLC	Maryland
FP Properties, LLC	Delaware
FP Prosperity, LLC	Virginia
FP Realty Investment Manager, LLC	Delaware
FP River’s Bend, LLC	Virginia
FP River’s Bend Land, LLC	Virginia
FP Sterling Park I, LLC	Virginia
FP Sterling Park II, LLC	Virginia
FP Triangle, LLC	Maryland
FP Van Buren, LLC	Delaware
FP West Park, LLC	Maryland
FPR General Partner, LLC	Delaware
FPR Holdings Limited Partnership	Delaware
FP — VIF II/Rivers Park I, LLC	Maryland
FP — VIF II/Rivers Park II, LLC	Maryland
Gateway Hampton Roads, LLC	Virginia
Gateway Manassas I, LLC	Delaware
Gateway Manassas II, LLC	Delaware
Glenn Dale Business Center, LLC	Maryland
Greenbrier Holding Associates, LLC	Delaware
Greenbrier Land, LLC	Virginia
Greenbrier/Norfolk Holding, LLC	Delaware
Greenbrier/Norfolk Investment, LLC	Delaware
GTC I Second, LLC	Virginia
GTC II First, LLC	Delaware
Herndon Corporate Center, LLC	Delaware
Indian Creek Investors, LLC	Maryland
Interstate Plaza Holding LLC	Delaware

STATE OF
NAME	ORGANIZATION
Interstate Plaza Operating, LLC	Delaware
Kristina Way Investments, LLC	Delaware
Landover Owings Mills, LLC	Delaware
Linden I Manager, LLC	Delaware
Linden I, LLC	Delaware
Linden II, LLC	Delaware
Linden III, LLC	Virginia
Lucas Way Hampton, LLC	Virginia
Newington Terminal Associates, LLC	Delaware
Newington Terminal, LLC	Delaware
Norfolk Commerce Park, LLC	Delaware
Norfolk First, LLC	Delaware
Norfolk Land, LLC	Virginia
Plaza 500, LLC	Delaware
Reston Business Campus, LLC	Delaware
Rumsey First, LLC	Delaware
Rumsey/Snowden Holding, LLC	Delaware
Rumsey/Snowden Investment, LLC	Delaware
Snowden First, LLC	Delaware
Tech Court, LLC	Virginia
Virginia Center, LLC	Delaware
Windsor at Battlefield, LLC	Virginia